                                                                     Exhibit 4.1

            A LIMITED PARTNERSHIP
            FORMED UNDER THE LAWS
            OF THE STATE OF DELAWARE

            BUCKEYE PARTNERS, L.P.                                      LP UNITS
   NUMBER
            CERTIFICATE EVIDENCING LP UNITS REPRESENTING
BR                LIMITED PARTNERSHIP INTERESTS              CUSIP 118230 10 1
                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

            THIS CERTIFIES THAT






            IS THE REGISTERED HOLDER OF                     LP UNITS

            Representing limited partnership interests in BUCKEYE PARTNERS, L.P., a limited partnership formed under the laws of the State of Delaware (the "Partnership"), transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accepted. This Certificate and the LP Units evidenced hereby are issued and shall in all respects be subject to all of the provisions of the Amended and Restated Agreement of Limited Partnership, as amended or restated from time to time, to all of which the holder, by acceptance hereof, assents, and to the additional terms and provisions on the reverse side hereof. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            Witness the facsimile signatures of its duly authorized officers of the General Partner of the Partnership.

            BUCKEYE MANAGEMENT COMPANY

            BY    /s/ Alfred W. Martinelli      AS GENERAL PARTNER

                                                CHAIRMAN OF THE BOARD

                                                SECRETARY

            DATED

            COUNTERSIGNED AND REGISTERED
            MORGAN SHAREHOLDER SERVICES
                  TRUST COMPANY,                TRANSFER AGENT
            BY:                                 AND REGISTRAR


                              AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

                             BUCKEYE PARTNERS, L.P.
                             -----------------------
                              Key to Abbreviations

      The following abbreviations shall be construed as though the words set forth below were written in full where such abbreviation appears:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT -    Guardian
TEN ENT - as tenants by the entireties                                ----         ----
JT TEN  - as joint tenants with right of                             (Cust)       (Minor)
          survivorship and not as tenants                        under Uniform Gifts to Minors
          in common                                             Act----------------------------
                                                                             (State)

      Buckeye Partners, L.P., a limited partnership formed under the laws of the State of Delaware (the "Partnership"), will furnish to the holder and each assignee of this Certificate and the LP Units evidenced hereby, without charge, on written request to the Partnership at its principal place of business, 100 Buckeye Road, P.O. Box 368, Emmaus, Pennsylvania 18049, a copy of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended or restated from time to time.


     For value received, [               ] hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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                                                                        LP Units
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representing limited partnership interests evidenced by this Certificate, subject to the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended or restated from time to time, and do hereby irrevocably constitute and appoint

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to transfer the said LP Units on the books of the Partnership with full power of substitution in the premises.

Dated
      ------------------------------------------

                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                       --------------------------------------------------------
                                          (Signature)

                       --------------------------------------------------------
                                          (Signature)

SIGNATURE(S) MUST BE GUARANTEED BY MEMBER FIRM OF THE
NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
OR BY A COMMERCIAL BANK OR TRUST COMPANY

         (SIGNATURES GUARANTEED)

  ACCEPTANCE OF LP UNITS REPRESENTING LIMITED PARTNERSHIP INTERESTS IN BUCKEYE
                                 PARTNERS, L.P.

      No assignment of the LP Units representing limited partnership interests evidenced by this Certificate will be registered on the books of the Partnership until an Acceptance of the LP Units has been executed by the assignee, either
(1) in the form set forth below or (2) on a separate Acceptance in substantially the form set forth below.

      The undersigned (the "Assignee") hereby (a) agrees to become a limited partner of Buckeye Partners, L.P., a Delaware limited partnership (the "Partnership"), and a party to, and hereby executes, the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended or restated from time to time, (b) agrees to comply with and be bound by all the provisions of such Agreement and (c) grants the Power of Attorney set forth in Article II of such Agreement.

Date:
      ---------------------                     -------------------------------
                                                     Signature of Assignee

      You have acquired an interest in Buckeye Partners, L.P., Emmaus, Pennsylvania 18049, whose taxpayer identification number is 23-2432497. The Internal Revenue Service has issued Buckeye Partners, L.P. the following tax shelter registration number: 86280000273.

      YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN BUCKEYE PARTNERS, L.P.

      You must report the registration number (as well as the name and taxpayer identification number of Buckeye Partners, L.P.) on Internal Revenue Service Form 8271. FORM 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT OR OTHER TAX BENEFIT OR REPORT ANY INCOME.

      ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFIT HAVE BEEN REVIEWED, EXAMINED, OR APPROVED BY THE INTERNAL REVENUE SERVICE.